UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period:  6/30/14

Item 1.  Reports to Stockholders.

Annual Report

June 30, 2014

 Quantified Managed Bond Fund

Investor Class Shares [QBDSX]

Quantified All-Cap Equity Fund

Investor Class Shares [QACFX]

Quantified Market Leaders Fund

Investor Class Shares [QMLFX]

Quantified Alternative Investment Fund

Investor Class Shares [QALTX]

1-855-64-QUANT (1-855-647-8268)

www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

This Annual Report for the Quantified Funds covers the period from the inception of the Funds, August 9, 2013, to June 30, 2014. In it, we discuss the Quantified Managed Bond Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund and Quantified Alternative Investment Fund. During this period, as U.S. stocks rose to record highs, the economy posted uneven growth while interest rates were mixed.

Equities:

Despite the turmoil caused by the U.S. government shut down in September and the volatility caused by the Federal Reserve Board’s decision to taper asset purchases, the U.S. stock market set new highs in the third and fourth quarters of 2013 and the second quarter of 2014. For the period, the S&P 500® Total Return Index gained 17.79% and the DJ Wilshire 5000 gained 17.22%. Stock market gains were widely distributed over S&P 500 sectors, with only three sectors posting losses and seven sectors posting gains during the period.

Economic growth was uneven. For the second half of 2013, Gross Domestic Product (GDP) advanced 4.1% during the third quarter and 2.6% in the fourth quarter. That positive growth did not initially carry through into 2014, as the polar vortex brought extremely cold weather to much of the U.S., reducing economic activity, which resulted in a 2.1% decline in GDP -- the first decline in economic activity since the first quarter of 2011. However, the economy rebounded in the second quarter as consumer and business spending increased, posting a 4% increase in GDP. The U.S. unemployment rate fell steadily as the period progressed, from 7.2% in August of 2013 to 6.1% in June of 2014.

Fixed Income:

Changes in the Federal Reserve Board’s leadership and asset purchases policies occurred during the period. After eight and a half years as Chairman of the Fed, Ben Bernanke stepped down in January. Janet Yellen, former Vice Chairman of the Fed, succeeded him. In December, the Fed began curtailing asset purchases due to the improving economy and falling unemployment rate. In June, the Fed cut those back even further, from $35 billion a month to $25 billion a month. The Fed has stated its intention to discontinue this program of mortgage and bond purchases after October. Eventually, the Fed plans to increase interest rates, but that is not likely to occur until either 2015 and 2016. Meanwhile, the yield on the bellwether 10-year Treasury note was quite volatile, beginning the covered period at 2.57%, rising to a high of 3.04% at the end of 2013 and falling to 2.53% by June 30, 2014. Inflation, while still low, is moving closer to the Fed’s objective of 2%. Low inflation, improving economic activity and the falling unemployment rate have all led the Fed to believe that the economy is on the right track.

The Quantified Managed Bond Fund returned 3.58% since the Fund’s inception, compared to the Barclays Aggregate Bond Index return of 4.07%. The Fund’s performance lagged the benchmark due to the weighting of Fund assets in fixed income exchanged traded funds (ETFs) versus the benchmark and a minor drag from the Fund’s cash allocation.

The Quantified All-Cap Equity Fund returned 4.26% since the Fund’s inception versus 18.06% for the S&P 500 Total Return Index. The Fund’s performance lagged the benchmark due to dynamic market exposure, different average sector allocations from the benchmark and cash drag factors. The Fund’s active positions in cash, non-equity exchanged traded funds (ETFs), and active investments in equity index futures contracts are defensive hedging strategies to manage downside market risk, but also led to the underperformance during the period.

The Quantified Market Leaders Fund returned 12.22% since the Fund’s inception, compared to the Dow Jones Wilshire 5000 Index return of 18.09%. The Fund’s performance was lower than the benchmark because of different average sector and asset class exposure in the exchange traded funds (ETFs) held by the Fund compared to that of the benchmark. Fund management uses a proprietary Market Environment Indicator (MEI) to determine overall asset allocation, so that allocations may change on a weekly basis. During the period, the dynamic asset allocation strategy underperformed the more static sector allocations held by the benchmark.

1

The Quantified Alternative Investment Fund returned 11.70% since the Fund’s inception, compared to the S&P 500 Total Return Index return of 18.06%. The Fund’s performance fell below that of the benchmark due to investments in alternative investment exchange traded funds (ETFs) and mutual funds, a higher average investment in cash and a lower average total U.S. equity exposure through ETFs.

Thank you for your confidence in us. We remind investors to stay disciplined and focused on the long-term and continue to work diligently to providing you with long-term results that will meet or exceed your investment objectives.

MGR

2

Quantified Managed Bond Fund
Portfolio Review (Unaudited)
June 30, 2014

The Fund’s performance figures* for the period ended June 30, 2014, as compared to its benchmark:

	Six Months	Since Inception August 9, 2013
Quantified Managed Bond Fund - Investor Class	3.74%	3.58%
Barclays Aggregate Bond Index **	3.93%	4.07%

Comparison of Change in Value of a $10,000 Investment.
Since Inception through June 30, 2014 +

+	Inception date is August 9, 2013

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, as provided in the Fund’s Prospectus dated August 5, 2013, was 1.68%.For performance information current to the most recent month-end, please call 1-855-647-8268

**	Barclays Aggregate Bond Index is an unmanaged index comprised of U.S. Investment grade, fixed rate bond market securities, including government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

The Portfolio holding by types of investments are as follows:

Holdings by type of Investment:	% of Net Assets
Exchange Traded Funds:
Debt Funds	92.7%
Closed-End Funds	4.5%
Other Assets less Liabilities	2.8%
100.0%

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.
3

Quantified Managed Bond Fund
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 92.7%
	DEBT FUNDS - 92.7%
32,639	iShares 1-3 Year Treasury Bond ETF	$2,759,954
24,103	iShares 20+ Year Treasury Bond ETF	2,736,173
18,541	iShares 3-7 Year Treasury Bond ETF	2,258,294
38,343	iShares 7-10 Year Treasury Bond ETF	3,971,568
22,281	iShares Core U.S. Aggregate Bond ETF	2,437,541
69,937	iShares iBoxx $ High Yield Corporate Bond ETF	6,658,002
18,655	iShares iBoxx $ Investment Grade Corporate Bond ETF	2,224,795
3,728	iShares MBS ETF	403,444
28,813	iShares National AMT-Free Muni Bond ETF	3,130,532
32,855	iShares TIPS Bond ETF	3,790,153
91,683	Peritus High Yield ETF	4,886,704
35,502	SPDR Barclays 1-3 Month T-Bill *	1,624,572
116,817	SPDR Barclays High Yield Bond ETF	4,874,773
50,315	SPDR Barclays International Treasury Bond ETF	3,058,649
65,925	Vanguard Total Bond Market ETF	5,420,354
	TOTAL EXCHANGE TRADED FUNDS (Cost - $50,027,701)	50,235,508

	CLOSED-END FUNDS - 4.5%
12,499	Alliance Bernstein Global High Income Fund, Inc.	179,611
14,603	BlackRock Corporate High Yield Fund VI, Inc.	179,471
13,056	BlackRock Credit Allocation Income Trust	179,520
12,369	BlackRock Floating Rate Income Strategies Fund, Inc.	181,206
25,026	MFS Charter Income Trust	231,240
39,578	MFS Government Markets Income Trust	229,948
33,472	MFS Intermediate Income Trust	176,732
32,090	Putnam Premier Income Trust	178,099
13,123	Templeton Emerging Markets Income Fund	180,966
11,996	Wells Fargo Advantage Multi-Sector Income Fund	178,740
9,687	Western Asset Emerging Markets Debt Fund, Inc.	178,047
18,874	Western Asset High Income Fund II, Inc.	177,982
14,531	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	178,877
	TOTAL CLOSED-END FUNDS (Cost - $2,437,445)	2,430,439

	TOTAL INVESTMENTS - 97.2% (Cost - $52,465,146) (a)	$52,665,947
	OTHER ASSETS LESS LIABILITIES - 2.8%	1,524,092
	NET ASSETS - 100.0%	$54,190,039

ETF - Exchange Traded Fund

*	Non-Income producing investment.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding the value of futures) is $52,680,978 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$224,825
Unrealized Depreciation:	(239,856)
Net Unrealized Depreciation:	$(15,031)

	SHORT FUTURES CONTRACTS

No. of Contracts	Name	Expiration	Notional Value at June 30, 2014	Unrealized Depreciation
(36)	Ultra Long Term U.S. Treasury Bond *	Sep-14	$(5,397,768)	$(15,750)

See accompanying notes to financial statements.

4

Quantified All-Cap Equity Fund
Portfolio Review (Unaudited)
June 30, 2014

The Fund’s performance figures* for the period ended June 30, 2014, as compared to its benchmark:

	Six Months	Since Inception August 9, 2013
Quantified All-Cap Equity Fund - Investor Class	(0.34)%	4.26%
S&P 500 Total Return Index **	7.14%	18.06%

Comparison of Change in Value of a $10,000 Investment.
Since Inception through June 30, 2014 +

+	Inception date is August 9, 2013

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, as provided in the Fund’s Prospectus dated August 5, 2013, was 1.51%. For performance information current to the most recent month-end, please call 1-855-647-8268.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

The Portfolio holding by types of investments are as follows:

Top Ten Holdings by Sector:	% of Net Assets
Retail	8.7%
Equity Funds	8.5%
Oil & Gas	7.3%
Insurance	7.1%
Semiconductors	4.6%
Computers	4.4%
Electric	4.2%
Telecommunictions	3.9%
Miscellaneous Manufacturing	3.1%
Commercial services	2.6%
Other Assets less Liabilities	45.6%
100.0%

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

5

Quantified All-Cap Equity Fund
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares		Value
	COMMON STOCK - 78.2%
	AEROSPACE / DEFENSE - 0.9%
366	Alliant Techsystems, Inc.	$49,015
201	Curtiss-Wright Corp.	13,177
		62,192
	AGRICULTURE - 0.1%
49	Philip Morris International, Inc.	4,131

	AIRLINES - 1.4%
515	Alaska Air Group, Inc.	48,951
594	Delta Air Lines, Inc.	23,000
843	Southwest Airlines Co.	22,643
		94,594
	APPAREL - 1.6%
2,325	Skechers U.S.A. Inc. *	106,253

	AUTO MANUFACTURERS - 0.2%
307	Tata Motors Ltd. - ADR	11,991

	AUTO PARTS & EQUIPMENT - 1.8%
308	Gentherm. Inc. *	13,691
988	Magna International, Inc.	106,457
49	TRW Automotive Holdings Corp. *	4,386
		124,534
	BANKS - 1.2%
548	Banco Santander Chile - ADR	14,495
279	Canadian Imperial Bank of Commerce/Canada	25,383
238	City Holding Co.	10,739
355	Royal Bank of Canada	25,358
83	Wells Fargo & Co.	4,362
		80,337
	BEVERAGES - 0.3%
104	Anheuser-Busch InBev NV - ADR	11,954
182	Dr Pepper Snapple Group, Inc.	10,661
		22,615
	BIOTECHNOLOGY - 2.0%
12,554	PDL BioPharma, Inc.	121,523
576	Repligen Corp. *	13,127
		134,650
	BUILDING MATERIALS - 0.6%
828	Drew Industries, Inc.	41,408

	CHEMICALS - 0.3%
210	Ashland, Inc.	22,835

	COAL - 0.1%
236	CONSOL Energy, Inc.	10,873

	COMMERCIAL SERVICES - 2.6%
143	Apollo Education Group, Inc. *	4,469
135	Automatic Data Processing, Inc.	10,703
1,409	ExlService Holdings, Inc. *	41,495
257	ITT Educational Services, Inc. *	4,289
1,418	Korn/Ferry International *	41,647
460	Manpowergroup, Inc.	39,031
154	Rent-A-Center, Inc.	4,417
825	RR Donnelley & Sons Co.	13,992
157	TeleTech Holdings, Inc. *	4,551
439	Weight Watchers International, Inc.	8,854
		173,448

See accompanying notes to financial statements.

6

Quantified All-Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares		Value
	COMPUTERS - 4.4%
118	Apple, Inc.	$10,966
390	Hewlett-Packard Co.	13,135
2,285	Lexmark International, Inc.	110,046
3,306	Mercury Systems, Inc.*	37,490
2,020	Seagate Technology PLC	114,776
1,217	Wipro Ltd. - ADR	14,470
		300,883
	COSEMETICS/PERSONAL CARE - 0.4%
318	Procter & Gamble Co.	24,992

	DIVERSIFIED FINANCIAL SERVICES - 0.9%
874	Calamos Asset Management, Inc.	11,703
1,043	Ellington Financial LLC - MLP	25,032
1,736	Nicholas Financial, Inc.	24,929
		61,664
	ELECTRIC - 4.2%
470	Calpine Corp. *	11,191
3,484	CMS Energy Corp.	108,527
534	Entergy Corp.	43,836
307	NRG Energy, Inc.	11,420
2,225	PG&E Corp.	106,844
		281,818
	ELECTRICAL COMPOMENT & EQUIPMENT - 0.6%
2,164	Advanced Energy Industries, Inc. *	41,657

	ENGINEERING & CONSTRUCTION - 0.4%
380	Grupo Aeroportuario del Centro Norte Sab de CV - ADR	12,259
203	VSE Corp.	14,275
		26,534
	ENVIRONMENTAL - 0.2%
273	US Ecology, Inc.	13,363

	FOOD - 2.5%
2,336	Flowers Food, Inc.	49,243
386	J&J Snack Foods Corp.	36,330
341	Kellogg Co.	22,404
2,236	Nutrisystem, Inc.	38,258
239	Sanderson Farms, Inc.	23,231
		169,466
	GAS - 0.9%
535	National grid PLC - ADR	39,793
405	New Jersey Resources Corp.	23,150
		62,943
	HEALTHCARE - PRODUCTS - 0.6%
1,754	Masimo Corp. *	41,394

	HEALTHCARE - SERVICES - 0.2%
151	Wellcare Heath Plans, Inc. *	11,274

	HOME FURNISHINGS - 0.8%
5,512	VOXX International Corp. *	51,868

	HOUSEHOLD PRODUCTS - 1.6%
1,515	Church & Dwight Co., Inc.	105,974

See accompanying notes to financial statements.

7

Quantified All-Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares		Value
	INSURANCE - 7.1%
42	ACE Ltd.	$4,355
383	Allstate Corp.	22,490
73	American Financial Group, Inc.	4,348
408	American International Group, Inc.	22,269
2,512	Aspen Insurance Holdings Ltd.	114,095
824	Aviva PLC - ADR	14,502
142	Everest Re Group Ltd.	22,790
91	HCC Insurance Holdings, Inc.	4,454
1,034	ING Groep NV - ADR *	14,497
85	Lincoln National Corp.	4,372
94	Mercury General Corp.	4,422
139	Montpelier Re Holdings Ltd.	4,441
67	Navigators Group, Inc. *	4,492
103	PartnerRe Ltd.	11,249
2,391	ProAssurance Corp.	106,160
214	RenaissanceRe Holdings Ltd.	22,898
1,092	Travelers Companies, Inc.	102,724
		484,558
	INTERNET - 0.4%
2,121	Giant Interactive Group, Inc. - ADR	25,113

	INVESTMENT COMPANIES - 0.4%
1,433	Ares Capital Corp.	25,593

	IRON / STEEL - 0.2%
926	Cliffs Natural Resources, Inc.	13,936

	LODGING - 0.2%
348	InterContinental Hotels Group PLC	14,445

	MACHINERY DIVERSIFIED - 0.7%
228	Cummins, Inc.	35,178
140	Zebra Technologies Corp. *	11,525
		46,703
	MEDIA - 0.2%
315	Reed Elsevier NV - ADR	14,471

	METAL FABRICATE - 0.2%
511	NN, Inc.	13,071

	MINING - 0.9%
755	Alcoa, Inc.	11,242
408	Compass Minerals International, Inc.	39,062
243	US Silica Holdings, Inc.	13,472
		63,776
	MISCELLANEOUS MANUFACTURING - 3.1%
1,988	Fabrinet *	40,953
166	General Electric Co.	4,362
477	ITT Corp.	22,944
1,056	Movado Group, Inc.	44,003
183	Sturm Ruger & Co., Inc.	10,799
1,998	Trinity Industries, Inc.	87,353
		210,414
	OFFICE/BUSINESS EQUIPMENT - 0.2%
475	Pitney Bowes, Inc.	13,120

See accompanying notes to financial statements.

8

Quantified All-Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares		Value
	OIL & GAS - 7.3%
274	BP PLC - ADR	$14,453
317	Chevron Corp.	41,384
127	China Petroleum & Chemical Corp. - ADR	12,069
197	Ensco PLC	10,947
102	EQT Corp.	10,904
789	Exxon Mobil Corp.	79,436
414	Helmerich & Payne, Inc.	48,069
230	Hess Corp.	22,745
2,784	HollyFrontier Corp.	121,633
343	Occidental Petroleum Corp.	35,202
166	Royal Dutch Shell PLC - ADR	14,444
878	Statoil ASA - ADR	27,069
601	Ultra Petroleum Corp. *	17,844
164	Unit Corp. *	11,288
516	Valero Energy Corp.	25,852
		493,339
	OIL & GAS SERVICES - 2.2%
2,276	Pioneer Energy Services Corp. *	39,921
4,552	RPC, Inc.	106,927
		146,848
	PACKAGING & CONTAINERS - 0.1%
81	Greif, Inc.	4,419

	PHARMACEUTICALS - 2.6%
430	Akorn, Inc. *	14,298
536	Anika Therapeutics, Inc. *	24,833
160	AstraZeneca PLC - ADR	11,890
505	GlaxoSmithKline PLC - ADR	27,007
41	Johnson & Johnson	4,289
1,394	Prestige Brands Holdings, Inc. *	47,243
529	Questcor Pharmaceuticals, Inc.	48,927
		178,487
	REITS - 1.3%
553	American Capital Agency Corp.	12,946
81	AvalonBay Communities, Inc.	11,517
1,927	Capstead Mortgage Corp.	25,340
2,592	Chimera Investment Corp.	8,269
231	Getty Realty Corp.	4,407
221	Hatteras Financial Corp.	4,378
3,065	MFA Financial, Inc.	25,164
		92,021
	RETAIL - 8.7%
376	Advanced Auto Parts	50,730
70	Buffalo Wild Wings, Inc. *	11,600
1,146	Cash America International, Inc.	50,917
981	Cheesecake Factory, Inc.	45,538
474	CVS Caremark Corp.	35,725
1,531	Finish Line, Inc.	45,532
264	GameStop Corp.	10,684
5,638	JC Penny Co., Inc. *	51,024
1,375	McDonald’s Corp.	138,518
722	Nordstrom, Inc.	49,045
1,051	Vitamin Shoppe, Inc. *	45,214
1,257	Wendy’s Co.	10,722
1,494	Zumiez, Inc. *	41,219
		586,468

See accompanying notes to financial statements.

9

Quantified All-Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares		Value
	SEMICONDUCTORS - 4.6%
2,146	Applied Materials, Inc.	$48,392
187	Cirrus Logic, Inc. *	4,252
2,550	Integrated Device Technology, Inc. *	39,423
1,634	International Rectifier Corp. *	45,589
820	Kulicke & Soffa Industries, Inc. *	11,693
351	Micron Technology, Inc. *	11,566
1,331	MKS Instruments, Inc.	41,580
527	OmniVision Technologies, Inc. *	11,584
599	QUALCOMM, Inc.	47,441
802	Skyworks Solutions, Inc.	37,662
694	TriQuint Semiconductor, Inc. *	10,972
		310,154
	SOFTWARE - 2.4%
2,246	Acxiom Corp. *	48,716
373	CA, Inc.	10,720
652	Computer Programs & Systems, Inc.	41,467
799	Ebix, Inc.	11,434
1,042	Electronic Arts, Inc. *	37,376
605	Take-Two Interactive Software, Inc. *	13,455
		163,168
	TELECOMMUNICATIONS - 3.9%
1,163	ARRIS Group, Inc. *	37,832
554	BCE, Inc.	25,130
423	BT Group PLC - ADR	27,762
249	Level 3 Communications, Inc. *	10,934
820	LogMeIn, Inc. *	38,228
464	Nippon Telegraph & Telephone Corp. - ADR	14,481
867	Plantronics, Inc.	41,659
5,544	RF Micro Devices, Inc. *	53,167
512	Telecom Argentina SA - ADR	12,058
		261,251
	TRANSPORTATION - 0.1%
168	Werner Enterprises, Inc.	4,454

	TRUCKING & LEASING - 0.6%
593	GATX Corp.	39,695

	TOTAL COMMON STOCK (Cost - $5,184,423)	5,289,195

	EXCHANGE TRADED FUNDS - 9.3%
	DEBT FUND - 0.8%
450	iShares 20+ Year Treasury Bond ETF	51,084

	EQUITY FUNDS - 8.5%
3,588	Guggenheim BRIC ETF	127,302
3,256	iShares MSCI BRIC ETF	125,389
1,899	iShares MSCI Pacific ex Japan ETF	93,526
1,092	PowerShares DWA Momentum Portfolio	42,599
4,408	Vanguard FTSE Emerging Markets ETF	190,117
		578,933

	TOTAL EXCHANGE TRADED FUNDS (Cost - $624,583)	630,017

	SHORT-TERM INVESTMENTS - 8.7%
	MONEY MARKET FUNDS - 8.7%
295,925	AIM STIT - Liquid Assets Portfolio Institution 0.07% (a)	295,925
295,925	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I 0.12% (a)	295,925
	TOTAL SHORT-TERM INVESTMENTS (Cost - $591,850)	591,850

See accompanying notes to financial statements.

10

Quantified All-Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Value
TOTAL INVESTMENTS - 96.2% (Cost - $6,400,856) (b)	$6,511,062
OTHER ASSETS LESS LIABILITIES - 3.8%	253,605
NET ASSETS - 100.0%	$6,764,667

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

MLP	Master Limited Partnership

REIT	Real Estate Investment Trust

*	Non-Income producing investment.

(a)	Variable rate security; the rate shown represents the rate at June 30, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding the value of futures) is $6,429,629 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$157,316
Unrealized Depreciation:	(75,883)
Net Unrealized Appreciation:	81,433

	LONG FUTURES CONTRACTS
No. of			Notional Value at	Unrealized
Contracts	Name	Expiration	June 30, 2014	Appreciation
4	S&P E-Mini Future *	September-14	$390,500	$750

See accompanying notes to financial statements.

11

Quantified Market Leaders Fund
Portfolio Review (Unaudited)
June 30, 2014

The Fund’s performance figures* for the period ended June 30, 2014, as compared to its benchmark:

	Six Months	Since Inception August 9, 2013
Quantified Market Leaders Fund - Investor Class	5.52%	12.22%
Dow Jones Wilshire 5000 Index **	6.90%	18.09%

Comparison of Change in Value of a $10,000 Investment.

Since Inception through June 30, 2014 +

+	Inception date is August 9, 2013

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, as provided in the Fund’s Prospectus dated August 5, 2013, was 1.71%. For performance information current to the most recent month-end, please call 1-855-647-8268

**	The Dow Jones Wilshire 5000 Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

The Portfolio holding by types of investments are as follows:

Holdings by type of Investment:	% of Net Assets
Exchange Traded Funds:
Equity Funds	98.4%
Short-Term Investments	1.5%
Other Assets less Liabilities	0.1%
100.0%

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

12

Quantified Market Leaders Fund
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 98.4%
	EQUITY FUNDS - 98.4%
17,885	Direxion Daily Energy Bull 3X Shares *	$2,327,375
30,573	Direxion Daily Healthcare Bull 3x Shares	2,739,341
20,132	Direxion Daily Mid Cap Bull 3X Shares	1,927,438
8,573	Direxion Daily Natural Gas Related Bull 3X Shares *	487,632
7,051	Direxion Daily Real Estate Bull 3x Shares *	423,412
24,057	Direxion Daily Semiconductors Bull 3x Shares *	2,720,365
23,213	First Trust Energy AlphaDEX Fund	680,373
56,239	First Trust ISE-Revere Natural Gas Index Fund	1,327,240
40,248	First Trust Morningstar Dividend Leaders Index	957,097
15,578	Guggenheim S&P 500 Equal Weight Healthcare ETF	1,923,416
97,756	Guggenheim S&P 500 Pure Value ETF	5,312,061
32,671	Health Care Select Sector SPDR Fund	1,987,377
57,045	iShares Cohen & Steers REIT ETF	4,981,740
6,015	iShares Morningstar Large-Cap Growth ETF	641,499
31,079	iShares PHLX Semiconductor ETF	2,685,226
46,918	iShares Residential Real Estate Capped ETF	2,503,075
32,196	iShares Russell Mid-Cap ETF	5,233,782
78,518	iShares Russell Mid-Cap Growth ETF	7,032,072
137,533	iShares Russell Mid-Cap Value ETF	9,986,271
18,193	iShares S&P 500 Growth ETF	1,913,722
13,810	iShares U.S. Oil & Gas Exploration & Production ETF	1,340,675
14,314	iShares US Pharmaceuticals ETF	1,935,825
21,355	Market Vectors Pharmaceutical ETF	1,324,864
118,204	Market Vectors Semiconductor ETF	5,849,916
31,601	Powershares Dynamic Pharmaceuticals Portfolio	1,930,189
72,538	ProShares Ultra Dow30	8,661,037
27,362	ProShares Ultra Health Care	2,683,572
67,331	ProShares Ultra MidCap400 *	4,845,139
15,013	ProShares Ultra Nasdaq Biotechnology *	1,393,356
46,926	ProShares Ultra Oil & Gas	4,144,504
44,118	ProShares Ultra QQQ	5,016,217
86,953	ProShares Ultra Real Estate	7,843,161
3,759	ProShares Ultra Russell MidCap Growth *	405,371
1,922	ProShares Ultra Russell MidCap Value *	176,151
1,888	ProShares Ultra Russell1000 Value	133,916
42,145	ProShares Ultra S&P500	4,879,548
10,564	ProShares Ultra Semiconductors	806,350
20,279	ProShares Ultra Technology	2,671,758
4,408	ProShares UltraPro Dow30	523,009
26,353	Schwab U.S. Large-Cap Growth ETF	1,278,648
18,568	SPDR Dow Jones Global Real Estate ETF	866,197
82,002	SPDR S&P Oil & Gas Exploration & Production ETF	6,747,125
13,007	SPDR S&P Pharmaceuticals ETF	1,350,127
35,961	SPDR S&P Semiconductor ETF	2,701,031
19,429	Vanguard Growth ETF	1,921,528
17,038	Vanguard Mid-Cap Value ETF	1,481,284
13,003	WisdomTree MidCap Dividend Fund	1,061,825
	TOTAL EXCHANGE TRADED FUNDS - (Cost $126,151,390)	131,762,837

	SHORT-TERM INVESTMENTS - 1.5%
	MONEY MARKET FUNDS - 1.5%
1,010,827	AIM STIT - Liquid Assets Portfolio Institution 0.07% (a)	1,010,827
1,010,828	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I 0.12% (a)	1,010,828
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,021,655)	2,021,655

	TOTAL INVESTMENTS - 99.9% (Cost - $128,173,045) (b)	$133,784,492
	OTHER ASSETS LESS LIABILITIES - 0.1%	113,830
	NET ASSETS - 100.0%	$133,898,322

ETF - Exchange Traded Fund

*	Non-Income producing investment.

(a)	Variable rate security; the rate shown represents the rate at June 30, 2014

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $128,191,153 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$5,621,106
Unrealized Depreciation:	(27,767)
Net Unrealized Appreciation:	$5,593,339

See accompanying notes to financial statements.

13

Quantified Alternative Investment Fund
Portfolio Review (Unaudited)
June 30, 2014

The Fund’s performance figures* for the period ended June 30, 2014, as compared to its benchmark:

	Six Months	Since Inception August 9, 2013
Quantified Alternative Investment Fund - Investor Class	3.11%	11.70%
S&P 500 Total Return Index **	7.14%	18.06%

Comparison of Change in Value of a $10,000 Investment.

 Since Inception through June 30, 2014 +

+	Inception date is August 9, 2013

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, as provided in the Fund’s Prospectus dated August 5, 2013, was 2.20%. For performance information current to the most recent month-end, please call 1-855-647-8268

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This Index is widely used by professional investors as a performance benchamrk for Large-Cap stocks. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

The Portfolio holding by types of investments are as follows:

Holdings by type of Investment:	% of Net Assets
Exchange Traded Funds:
Equity Funds	66.0%
Asset Allocation Funds	2.0%
Mutual Funds:
Equity Funds	17.4%
Asset Allocation Funds	5.2%
Short-Term Investments	3.5%
Other Assets less Liabilities	5.9%
100.0%

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

14

Quantified Alternative Investment Fund
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares		Value
	MUTUAL FUNDS - 22.6%
	ASSET ALLOCATION FUNDS - 5.2%
10,223	Bridgeway Managed Volatility Fund	$142,509
11,936	MainStay Marketfield Fund	213,296
16,522	William Blair Macro Allocation Fund	211,812
		567,617
	EQUITY FUNDS - 17.4%
14,883	Catalyst Strategic Insider Fund	215,506
9,427	Highland Long/Short Healthcare Fund *	141,971
4,594	Nuveen Equity Long/Short Fund	141,495
13,621	PIMCO Equity Long/Short Fund - Class A	161,137
11,549	Schwab Hedged Equity Fund - Select Shares	214,695
31,336	Stone Ridge US Small Cap Variance Risk Premium Fund - Class I	322,761
30,188	Stone Ridge US Variance Risk Premium Fund - Class I	322,106
17,451	Turner Medical Sciences Long/Short Fund	211,506
11,705	Virtus Dynamic AlphaSector Fund *	159,656
		1,890,833

	TOTAL MUTUAL FUNDS (Cost - $2,443,123)	2,458,450

	EXCHANGE TRADED FUNDS - 68.0%
	ASSET ALLOCATION FUNDS - 2.0%
5,172	WisdomTree Managed Futures Strategy Fund *	216,034

	EQUITY FUNDS - 66.0%
6,015	Alerian MLP ETF	114,285
8,182	Cambria Global Tactical ETF *	213,632
248	Energy Select Sector SPDR Fund	24,825
1,295	First Trust Dow Jones Internet Index Fund *	77,156
769	First Trust Energy AlphaDEX Fund	22,539
5,343	First Trust Industrials/Producer Durables AlphaDEX Fund	163,015
1,177	First Trust Materials AlphaDEX Fund	40,218
3,837	First Trust NASDAQ-100 Technology Index Fund	153,173
8,198	First Trust NASDAQ Clean Edge Green Energy Index Fund	168,551
1,003	First Trust North American Energy Infrastructure Fund	27,111
1,831	First Trust NYSE Arca Biotechnology Index Fund *	150,746
1,304	First Trust S&P REIT Index Fund	26,653
2,606	First Trust Technology AlphaDEX Fund	84,747
3,083	First Trust Utilities AlphaDEX Fund	73,560
6,587	Global X MLP ETF	114,153
589	Guggenheim S&P 500 Equal Weight Healthcare ETF	72,724
480	Guggenheim S&P 500 Equal Weight Technology ETF	40,219
1,280	Guggenheim S&P 500 Equal Weight Utilities ETF	95,475
12,401	Guggenheim S&P Global Water Index ETF	373,642
2,682	Guggenheim Solar ETF	119,537
503	Health Care Select Sector SPDR Fund	30,597
2,750	Industrial Select Sector SPDR Fund	148,665
303	iShares Cohen & Steers REIT ETF	26,461
540	iShares Global Energy ETF	26,201
423	iShares Global Healthcare ETF	39,902
1,637	iShares Global Materials ETF	105,619
362	iShares Global Tech ETF	32,207
145	iShares Global Telecom ETF	9,144
3,323	iShares Global Utilities ETF	167,180
4,574	iShares International Developed Property ETF	178,560
741	iShares North American Tech-Multimedia Networking ETF	26,009
374	iShares North American Tech-Software ETF	32,183
1,388	iShares Transportation Average ETF	204,050
374	iShares U.S. Aerospace & Defense ETF	40,332
2,148	iShares U.S. Basic Materials ETF	187,971
522	iShares U.S. Industrials ETF	54,079
392	iShares U.S. Medical Devices ETF	39,992
414	iShares U.S. Oil & Gas Exploration & Production ETF	40,191
352	iShares U.S. Oil Equipment & Services ETF	27,291
529	iShares U.S. Pharmaceuticals ETF	71,542
370	iShares U.S. Real Estate ETF	26,562
333	iShares U.S. Technology ETF	32,261

See accompanying notes to financial statements.

15

Quantified Alternative Investment Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares		Value
	EQUITY FUNDS - 66.0% (Continued)
1,690	Market Vectors Agribusiness ETF	$92,967
855	Market Vectors Biotech ETF	81,550
1,107	Market Vectors Global Alternative Energy ETF	72,774
2,749	Market Vectors Oil Service ETF	158,782
3,361	Market Vectors Semiconductor ETF	166,336
3,239	Market Vectors Unconventional Oil & Gas ETF	111,746
3,238	Market Vectors Uranium+Nuclear Energy ETF	170,086
3,740	Materials Select Sector SPDR Fund	185,654
1,397	PowerShares DWA Basic Materials Momentum Portfolio	77,492
636	PowerShares DWA Energy Momentum Portfolio	41,499
1,405	PowerShares DWA Utilities Momentum Portfolio	32,768
1,646	PowerShares Dynamic Biotechnology & Genome Portfolio	71,947
10,584	PowerShares Global Clean Energy Portfolio	147,541
11,984	PowerShares Global Water Portfolio	294,207
573	PowerShares S&P SmallCap Health Care Portfolio	32,392
2,696	PowerShares S&P SmallCap Utilities Portfolio	99,779
4,731	PowerShares Water Resources Portfolio	125,797
3,661	PowerShares WilderHill Clean Energy Portfolio	25,224
2,001	PowerShares WilderHill Progressive Energy Portfolio	67,638
757	Schwab U.S. REIT ETF	26,775
692	SPDR Dow Jones Global Real Estate ETF	32,282
1,659	SPDR Dow Jones International Real Estate ETF	73,394
322	SPDR Dow Jones REIT ETF	26,726
281	SPDR Morgan Stanley Technology ETF	26,846
11,016	SPDR S&P International Utilities Sector ETF	220,769
1,793	SPDR S&P Pharmaceuticals ETF	186,113
1,047	Technology Select Sector SPDR Fund	40,152
184	Vanguard Energy ETF	26,489
3,100	Vanguard Global ex-U.S. Real Estate ETF	179,955
270	Vanguard Health Care ETF	30,140
1,020	Vanguard Industrials ETF	106,315
1,129	Vanguard Materials ETF	126,211
335	Vanguard REIT ETF	25,071
611	Vanguard Telecommunication Services ETF	53,744
425	Vanguard Utilities ETF	41,102
6,035	WisdomTree Global ex-US Real Estate Fund	181,533
		7,162,756

	TOTAL EXCHANGE TRADED FUNDS - (Cost - $7,178,876)	7,378,790

	SHORT-TERM INVESTMENTS - 3.5%
	MONEY MARKET FUNDS - 3.5%
188,946	AIM STIT - Liquid Assets Portfolio Institution 0.07% (a)	188,946
188,946	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I 0.12% (a)	188,946
	TOTAL SHORT-TERM INVESTMENTS (Cost - $377,892)	377,892

	TOTAL INVESTMENTS - 94.1% (Cost - $9,999,891) (b)	$10,215,132
	OTHER ASSETS LESS LIABILITIES - 5.9%	635,466
	NET ASSETS - 100.0%	$10,850,598

MLP - Master Limited Partnership

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

*	Non-Income producing investment.

(a)	Variable rate security; the rate shown represents the rate at June 30, 2014

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding the value of futures) is $10,039,088 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$247,404
Unrealized Depreciation:	(71,360)
Net Unrealized Appreciation:	$176,044

	LONG FUTURES CONTRACTS
No. of			Notional Value at	Unrealized
Contracts	Name	Expiration	June 30, 2014	Appreciation
21	NASDAQ 100 E-Mini Future *	September-14	$1,613,010	$19,047
3	S&P E-Mini Future *	September-14	292,875	563
				$19,610

See accompanying notes to financial statements.

16

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2014

	Quantified	Quantified	Quantified	Quantified
	Managed	All-Cap	Market Leaders	Alternative
	Bond Fund	Equity Fund	Fund	Investment Fund
Assets:
Investments securities:
At cost	$52,465,146	$6,400,856	$128,173,045	$9,999,891
At value	$52,665,947	$6,511,062	$133,784,492	$10,215,132
Deposits with brokers for futures	302,158	255,670	—	415,423
Receivable:
Securities sold	2,286,881	143,820	—	980,574
Fund shares sold	80,846	17,434	222,119	21,241
Unrealized appreciation on futures	—	750	—	19,610
Dividends and Interest	5,967	11,608	108,264	23,471
Prepaid expenses and other assets	29,106	30,346	29,060	28,832
Total Assets	55,370,905	6,970,690	134,143,935	11,704,283

Liabilities:
Payables:
Unrealized depreciation on futures	15,750	—	—	—
Securities purchased	—	197,812	—	817,756
Cash Overdraft	997,825	—	—	—
Investment advisory fees	59,449	4,725	84,249	7,573
Fund shares redeemed	49,722	1,013	80,348	24,108
Other affiliates	26,599	—	36,330	172
Distributions (12b-1) fees	19,816	1,575	28,083	2,561
Non 12b-1 Shareholder servicing fees	11,705	898	16,603	1,515
Total Liabilities	1,180,866	206,023	245,613	853,685

Net Assets	$54,190,039	$6,764,667	$133,898,322	$10,850,598

Net Assets Consist of:
Capital Stock	$52,741,191	$6,410,594	$120,616,372	$9,739,062
Undistributed net investment income	478,720	8,417	—	—
Accumulated net realized gain from investments and futures	785,077	234,700	7,670,503	876,685
Net unrealized appreciation (depeciation) on:
Investments	200,801	110,206	5,611,447	215,241
Futures	(15,750)	750	—	19,610
Net Assets	$54,190,039	$6,764,667	$133,898,322	$10,850,598

Net Asset Value Per Share
Investor Class Shares:
Net Assets	$54,190,039	$6,764,667	$133,898,322	$10,850,598
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	5,275,350	663,239	12,073,252	992,603
Net asset value, (Net Assts ÷ Shares Outstanding), offering and redemption price per share	$10.27	$10.20	$11.09	$10.93

See accompanying notes to financial statements.

17

STATEMENTS OF OPERATIONS
For the Period Ended June 30, 2014 (a)

	Quantified	Quantified	Quantified	Quantified
	Managed	All-Cap	Market Leaders	Alternative
	Bond Fund	Equity Fund	Fund	Investment Fund

Investment Income
Dividends
Unaffiliated Investments (Less: Foreign withholding taxes)	$1,265,749	$113,145	$1,346,313	$198,712
Afilliated Investments - See Note 5	—	—	—	42
Interest	1,651	532	2,594	1,196
Total Investment Income	1,267,400	113,677	1,348,907	199,950

Expenses
Investment advisory fees	304,071	64,162	838,696	89,840
Administration fees	116,483	24,373	305,988	34,231
Distribution (12b-1) fees	101,357	21,388	279,566	28,403
Non 12b-1 shareholder servicing fees	60,814	12,832	167,739	17,968
Total Operating Expenses	582,725	122,755	1,591,989	170,442
Less: Advisory/Sub-advisory fees waived - See Note 6	—	—	—	(178)
Net Operating Expenses	582,725	122,755	1,591,989	170,264

Net Investment Income (Loss)	684,675	(9,078)	(243,082)	29,686

Realized and Unrealized Gain (Loss) on Investments and Futures
Net realized gain (loss) from:
Investments	343,448	379,115	9,425,978	732,541
Futures	436,583	57,806	—	298,266
Affiliated Investments - See Note 5	—	—	—	4,429
Foreign Currency Translations	—	(3)	—	—
Distribution of realized gains from underlying investment companies	9,331	—	22,025	132,670
	789,362	436,918	9,448,003	1,167,906
Net change in unrealized appreciation (depreciation) on:
Investments	200,801	110,206	5,611,447	215,241
Futures	(15,750)	750	—	19,610
	185,051	110,956	5,611,447	234,851

Net Realized and Unrealized Gain on Investment and Futures	974,413	547,874	15,059,450	1,402,757

Net Increase in Net Assets Resulting From Operations	$1,659,088	$538,796	$14,816,368	$1,432,443

(a)	The Funds commenced operations on August 9, 2013.

See accompanying notes to financial statements.

18

STATEMENTS OF CHANGES IN NET ASSETS

	Quantified	Quantified	Quantified	Quantified
	Managed	All-Cap	Market Leaders	Alternative
	Bond Fund	Equity Fund	Fund	Investment Fund
	Period Ended	Period Ended	Period Ended	Period Ended
	June 30, 2014 (a)	June 30, 2014 (a)	June 30, 2014 (a)	June 30, 2014 (a)

Operations:
Net investment income (loss)	$684,675	$(9,078)	$(243,082)	$29,686
Net realized gain from investments, affiliated investments, foreign currency and futures	789,362	436,918	9,448,003	1,167,906
Net change in unrealized appreciation on investments and futures	185,051	110,956	5,611,447	234,851
Net Increase in Net Assets Resulting From Operations	1,659,088	538,796	14,816,368	1,432,443

Distributions to Shareholders from:
Net investment income:	(221,756)	—	(128,467)	(77,970)
Net realized gains:	(4,285)	(189,984)	(1,478,652)	(248,830)
Total Distributions to Shareholders	(226,041)	(189,984)	(1,607,119)	(326,800)

Shares of Beneficial Interest:
Proceeds from shares sold	235,140,700	26,124,588	256,557,991	34,035,598
Net asset value of shares issued in reinvestment of Distributions	226,041	189,984	1,605,532	326,800
Payments for shares redeemed	(182,609,749)	(19,898,717)	(137,474,450)	(24,617,443)
Total Increase in Net Assets From Shares of Beneficial Interest	52,756,992	6,415,855	120,689,073	9,744,955

Total Increase in Net Assets	54,190,039	6,764,667	133,898,322	10,850,598

Net Assets:
Beginning of Period	—	—	—	—
End of Period*	$54,190,039	$6,764,667	$133,898,322	$10,850,598
* Includes undistributed net investment income	$478,720	$8,417	$—	$—

Share Activity
Investor Class:
Shares Sold	$23,247,618	$2,606,446	$25,296,278	$3,269,286
Shares issued in reinvestments of Distributions	22,832	18,608	152,908	30,947
Shares Redeemed	(17,995,100)	(1,961,815)	(13,375,934)	(2,307,630)
Net Increase in Shares of Beneficial Interest Outstanding	$5,275,350	$663,239	$12,073,252	$992,603

(a)	The Funds commenced operations on August 9, 2013.

See accompanying notes to financial statements.

19

FINANCIAL HIGHLIGHTS
The table sets forth financial data for one share of beneficial interest outstanding throughout the period.

	Quantified		Quantified
	Managed		All-Cap
	Bond Fund		Equity Fund
	Period Ended		Period Ended
	June 30, 2014 (1)		June 30, 2014 (1)
Net asset value, beginning of period	$10.00		$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.15		(0.01)
Net realized and unrealized gain on investments and futures	0.20		0.44
Total from investment operations	0.35		0.43
Distributions to Shareholders:
Net investment income	(0.08)		—
Net realized gains	(0.00	) (3)	(0.23)
Total distributions	(0.08)		(0.23)
Net asset value, end of period	$10.27		$10.20

Total return (4,5)	3.58%		4.26%
Net assets, end of period (in 000s)	$54,190		$6,765

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6,7)	1.44%		1.44%
Ratio of net investment gain/loss to average net assets (6,7,8)	1.69%		(0.11)%
Portfolio turnover rate (5)	570%		1,327%

(1)	The Fund commenced operations on August 9, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown assumes the reinvestment of all distributions.

(5)	Not Annualized.

(6)	Annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

20

FINANCIAL HIGHLIGHTS
The table sets forth financial data for one share of beneficial interest outstanding throughout the period.

	Quantified	Quantified
	Market Leaders	Alternative
	Fund	Investment Fund
	Period Ended	Period Ended
	June 30, 2014 (1)	June 30, 2014 (1)
Net asset value, beginning of period	$10.00	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.02)	0.02
Net realized and unrealized gain on investments and futures	1.24	1.15
Total from investment operations	1.22	1.17
Distributions to Shareholders:
Net investment income	(0.01)	(0.06)
Net realized gains	(0.12)	(0.18)
Total distributions	(0.13)	(0.24)
Net asset value, end of period	$11.09	$10.93

Total return (3,4)	12.22%	11.70%
Net assets, end of period (in 000s)	$133,898	$10,851

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6,7)	1.42%	1.42%
Ratio of net expenses to average net assets (6,7)	1.42%	1.42%
Ratio of net investment gain/loss to average net assets (6,7,8)	(0.22)%	0.25%
Portfolio turnover rate (4)	887%	1,071%

(1)	The Fund commenced operations on August 9, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assumes the reinvestment of all distributions.

(4)	Not Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
21

The Quantified Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2014

1.	ORGANIZATION

Quantified Managed Bond Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, and Quantified Alternative Investment Fund (each a “Fund” and collectively the “Funds”) are each a non-diversified series of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund currently offers one class of shares; Investor Class shares which are offered at Net Asset Value (“NAV”).

The Funds commenced operations on August 9, 2013 and their investment objectives are as follows:

-	Quantified Managed Bond Fund – seeks high total return from fixed income investments on an annual basis with a high tolerance for risk.

-	Quantified All-Cap Equity Fund – seeks high appreciation on an annual basis consistent with a high tolerance for risk.

-	Quantified Market Leaders Fund – seeks high appreciation on an annual basis consistent with a high tolerance for risk.

-	Quantified Alternative Investment Fund – seeks high total return from alternative investment vehicles on an annual basis consistent with high tolerance for risk.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board of Trustees (“the Board”). Forward foreign exchange contracts are valued by reference to the forward exchange rate corresponding to the remaining life of the contract. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Each Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

22

The Quantified Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

Fair Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source) and (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – Each Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Funds utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

23

The Quantified Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2014 for each Fund’s assets and liabilities measured at fair value:

Quantified Managed Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Exchange Traded Funds	$50,235,508	$—	$—	$50,235,508
Closed-Ended Funds	2,430,439	—	—	2,430,439
Total	$52,665,947	$—	$—	$52,665,947
Liabilities - Derivatives
Futures Contracts	$15,750	$—	$—	$15,750

Quantified All-Cap Equity Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Common Stock *	$5,289,195	$—	$—	$5,289,195
Exchange Traded Funds	630,017	—	—	630,017
Money Market Funds	591,850	—	—	591,850
Total	$6,511,062	$—	$—	$6,511,062
Derivatives
Futures Contracts	$750	$—	$—	$750
Total Assets	$6,511,812	$—	$—	$6,511,812

Quantified Market Leaders Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Exchange Traded Funds	$131,762,837	$—	$—	$131,762,837
Money Market Funds	2,021,655	—	—	2,021,655
Total	$133,784,492	$—	$—	$133,784,492
24

The Quantified Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

Quantified Alternative Investment Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Mutual Funds	$2,458,450	$—	$—	$2,458,450
Exchange Traded Funds	7,378,790	—	—	7,378,790
Money Market Funds	377,892	—	—	377,892
Total	$10,215,132	$—	$—	$10,215,132
Derivatives
Futures Contracts	$19,610	$—	$—	$19,610
Total Assets	$10,234,742	$—	$—	$10,234,742

*	Refer to each of the Portfolio of Investments for industry classifications.

The Funds did not hold any Level 3 securities during the period ended June 30, 2014.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is each Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Exchange Traded Funds (“ETFs”), Mutual Fund and Exchange Traded Notes (“ETNs”) Risk: ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Funds. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Foreign withholding tax is recorded as incurred or known.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Federal income tax – It is each Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns expected to be filed for the open tax year 2014. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where each Fund makes significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Funds that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

25

The Quantified Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sale of securities, other than short-term investments and futures contracts, for the period ended June 30, 2014 were as follows:

Fund	Purchases	Sales
Quantified Managed Bond Fund	$284,579,377	$232,456,935
Quantified All-Cap Equity Fund	108,218,764	102,788,876
Quantified Market Leaders Fund	1,140,016,239	1,023,290,826
Quantified Alternative Investment Fund	120,874,206	111,988,831

Exchange Traded Funds – Each Fund may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Each Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Futures Contracts – Each Fund may be subject to the change in value of equity and interest rate risk in the normal course of pursuing its investment objective. Each Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (each Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. When the contracts are closed, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and each Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, each Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recorded in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to each Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

26

The Quantified Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

During the normal course of business, each Fund purchases and sells various financial instruments, which may result in risks, the amount of which is not apparent from the financial statements.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of June 30, 2014:

Derivative Investment Type	Location on the Statements of Assets and Liabilities
Futures	Unrealized appreciation (depreciation) on Futures

At June 30, 2014, the fair value of derivatives instruments was as follows:

	Assets (Liability) derivatives
		Equity
		Contracts	Total
Quantified Managed Bond Fund	Futures	$(15,750)	$(15,750)
Quantified All-Cap Equity Fund	Futures	750	750
Quantified Alternative Investment Fund	Futures	$19,610	$19,610

Transactions in derivative instruments during the period ended June 30, 2014, were as follows:

		Equity/Interest Rate Contracts	Total
Quantified Managed Bond Fund	Realized gain (loss) (1)
Interest Rate Risk	Futures	$436,583	$436,583
	Change in unrealized appreciation (depreciation) (2)
	Futures	$(15,750)	$(15,750)
Quantified All-Cap Equity Fund	Realized gain (loss) (1)
Equity Risk	Futures	$57,806	$57,806
	Change in unrealized appreciation (depreciation) (2)
	Futures	$750	$750
Quantified Alternative Investment Fund	Realized gain (loss) (1)
Equity Risk	Futures	$298,266	$298,266
	Change in unrealized appreciation (depreciation) (2)
	Futures contracts	$19,610	$19,610
(1) Statement of Operations location: Net realized gain (loss) on futures.
(2) Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures

The derivative instruments outstanding as of June 30, 2014 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the futures volume of derivative activity for the Funds.

4.	Offsetting of Financial Assets and Derivative Assets

Each Fund’s policy is to recognize a net asset or liability equal to the unrealized gain (loss) on future contracts. During the period ended June 30, 2014, each Fund was not subject to a master netting agreement, but each was subject to a similar arrangement. The following table shows additional information regarding the offsetting of assets and liabilities at June 30, 2014.

27

The Quantified Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

Quantified Managed Bond Fund:

Liabilities:				Gross Amounts Not Offset in the Statements of Assets & Liabilities
Description	Gross Amounts Presented in the Statements of Assets & Liabilites	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged		Net Amount
Futures Contracts	$15,750	$—	$15,750	$—	$15,750	(1)	$—
Total	$15,750	$—	$15,750	$—	$15,750		$—

Quantified All-Cap Equity Fund:

Assets:				Gross Amounts Not Offset in the Statements of Assets & Liabilities
Description	Gross Amounts Presented in the Statements of Assets & Liabilites	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts of Assets Presented in the Statements of Assets & Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Futures Contracts	$750	$—	$750	$—	$—	$750
Total	$750	$—	$750	$—	$—	$750

Quantified Alternative Investment Fund:

Assets:				Gross Amounts Not Offset in the Statements of Assets & Liabilities
Description	Gross Amounts Presented in the Statements of Assets & Liabilites	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts of Assets Presented in the Statements of Assets & Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Futures Contracts	$19,610	$—	$19,610	$—	$—	$19,610
Total	$19,610	$—	$19,610	$—	$—	$19,610

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

5.	AFFILIATED INVESTMENTS

Investments in other investment companies advised by the Advisor are defined as “affiliated”. Transactions in affiliates for the period ended June 30, 2014 were as follows:

Quantified Alternative Investment Fund

Affiliated Investments	Hundredfold Alternative Fund

Market value at beginning of period	$—

Shares at beginning of period	—
Shares purchased during the period	11,401
Share sold during the period	(11,401)

Shares at end of period	—
Dividend income earned during the period	$42

Cost of purchases during the period	$270,083
Proceeds from sales during the period	274,512
Net realized gain during the period	4,429
Capital gain distribution	—
Market value at end of period	$—
28

The Quantified Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

6. INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of each Fund are overseen by the Board, which is responsible for the overall management of the Funds. Advisors Preferred LLC (“Advisor”), serves as investment adviser to the Funds. The Advisor has engaged Flexible Plan Investments, Ltd. (the “Sub-Advisor”) to serve as the sub-advisor to the Funds. The Advisor has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an advisory agreement with the Funds, the Advisor, under the oversight of the Board, directs the daily operations of each Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays Advisor fees accrued daily and paid monthly, based on each Fund’s average daily net assets and is computed at an annual rate of 0.75%. For the period ended June 30, 2014, each Fund paid the Advisor the following advisory fees:

Quantified Managed Bond Fund	$304,071
Quantified All-Cap Equity Fund	$64,162
Quantified Market Leaders Fund	$838,696
Quantified Alternative Investment Fund *	$89,840

*	Quantified Alternative Investment Fund waived $178 in advisory fees from affiliated transactions for the period ended June 30, 2014.

Pursuant to the terms of an administrative servicing agreement with GFS, GFS receives a monthly fee for all operating expenses of each Fund, which is calculated on the average daily net assets of the Funds. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Fees and Custody Fees. The approved entities may be affiliates of GFS. GFS provides a Principal Financial Officer to each Fund.

In addition, certain affiliates of GFS provide ancillary services to each Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for each Fund on an ad-hoc basis.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly distribution fee is calculated by each Fund at an annual rate of 0.25% of its average daily net assets attributable to the Investor Class and is paid to Ceros Financial Services (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of Investor Class accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 fees incurred. The Distributor is an affiliate of the Advisor. For the period ended June 30, 2014, Quantified Managed Bond Fund paid $101,357, Quantified All-Cap Equity Fund paid $21,388, Quantified Market Leaders Fund paid $279,566 and Quantified Alternative Investment Fund paid $28,403 in 12b-1 fees.

During the period ended June 30, 2014, Ceros Financial Services, Inc. (“Ceros”), a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of Quantified Managed Bond Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund and Quantified Alternative Investment Fund and received $58,019, $51,730, $335,028 and $46,172 in trade commissions, respectively.

29

The Quantified Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $10,000 per year, as well as reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

7.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended June 30, 2014 for each Fund was as follows:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Quantified Managed Bond Fund	$221,756	$4,285	$226,041
Quantified All-Cap Equity Fund	189,984	—	189,984
Quantified Market Leaders Fund	1,607,119	—	1,607,119
Quantified Alternative Investment Fund	278,807	47,993	326,800

The Funds commenced operations on August 9, 2013.

As of June 30, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized	Total
	Ordinary	Long-Term	Appreciation/	Accumulated
	Income	Capital Gains	(Depreciation)	Earnings/(Deficits)
Quantified Managed Bond Fund	$1,230,805	$233,074	$(15,031)	$1,448,848
Quantified All-Cap Equity Fund	207,618	65,022	81,433	354,073
Quantified Market Leaders Fund	7,675,374	13,237	5,593,339	13,281,950
Quantified Alternative Investment Fund	734,619	200,873	176,044	1,111,536

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net investment income (loss), and accumulated net realized gain (loss) from investments and futures is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on open futures contracts, and adjustments for real estate investment trusts and partnerships.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency losses, short-term capital gains and net operating losses, and adjustments related to non-deductible expenses, real estate investment trusts, C-Corporation return of capital distributions, partnerships and passive foreign investment companies, resulted in reclassification for the period ended June 30, 2014 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
Quantified Managed Bond Fund	$(15,801)	$15,801	$—
Quantified All-Cap Equity Fund	(5,261)	17,495	(12,234)
Quantified Market Leaders Fund	(72,701)	371,549	(298,848)
Quantified Alternative Investment Fund	(5,893)	48,284	(42,391)

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Quantified Managed Bond Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund and Quantified Alternative Investment Fund and

Board of Trustees of Advisors Preferred Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Quantified Managed Bond Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund and Quantified Alternative Investment Fund (the “Funds”), each a series of Advisors Preferred Trust, as of June 30, 2014, and the related statements of operations, changes in net assets and the financial highlights for the period August 9, 2013 (commencement of operations) through June 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quantified Managed Bond Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund and Quantified Alternative Investment Fund, as of June 30, 2014, and the results of their operations, changes in their net assets, and the financial highlights for the period August 9, 2013 (commencement of operations) through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

August 29, 2014

cohen fund audit services, ltd. | cleveland | milwaukee | 216.649.1700	cohenfund.com

Registered with the Public Company Accounting Oversight Board.
31

QUANTIFIED FUNDS
EXPENSE EXAMPLES (Unaudited)
June 30, 2014

Example

As a shareholder of a Fund you will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table on the next page are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period*	Ending Account Value 6/30/14	Expenses Paid During Period

Quantified Managed Bond Fund	1.44%	$1,000.00	$1,037.40	$7.27	$1,017.65	$7.20
Quantified All-Cap Equity Fund	1.44%	$1,000.00	$1,003.90	$7.15	$1,017.65	$7.20
Quantified Market Leaders Fund	1.42%	$1,000.00	$1,055.20	$7.24	$1,017.75	$7.10
Quantified Alternative Investment Fund	1.42%	$1,000.00	$1,031.10	$7.15	$1,017.75	$7.10

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).
32

The Quantified Funds

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

Approval of Advisory and Sub-Advisory Agreement – Quantified Funds

Approval of Investment Advisory Agreement

At a meeting held on August 1, 2013, (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of an amendment to the investment advisory agreement (the “Advisory Agreement”) between Advisors Preferred, LLC (the “Adviser”) and the Trust, to add each of the Quantified Managed Bond Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund and Quantified Alternative Investment Fund (each a “Fund” and together, the “Funds”) as new series of the Trust.

At the Meeting, the Board, including a majority of the Independent Trustees also considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Flexible Plan Investments, Inc. (the “Sub-Adviser”).

In connection with the Board’s consideration of the Advisory Agreement, the Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel; (b) the Adviser’s operations and financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s proposed overall fees and operating expenses compared with similar mutual funds; (f) the anticipated level of profitability from the Adviser’s fund-related operations; (g) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions; and (h) information regarding the historical performance record of other mutual funds advised by the Adviser.

In its consideration of the approval of the Advisory Agreement for the Fund, the Independent Trustees did not identify any single factor as controlling. Matters considered by the Independent Trustees in connection with its approval of the Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by the Adviser related to the proposed Advisory Agreement with the Trust, on behalf of the Quantified Market Leaders Fund, Quantified Managed Bond Fund, Quantified All-Cap Equity Fund and Quantified Alternative Investment Fund, including the Adviser’s Form ADV, a description of the manner in which investment decisions are made and executed for the Funds, a description of the services to be provided by the Adviser and those services retained by the sub-adviser to the Funds, a review of the professional personnel performing services that would perform services for the Funds, including the team of individuals that primarily monitor and execute the investment and administration process, and a certification from the Adviser certifying that it has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that it has adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics. In reaching their conclusions, the Trustees considered that the Adviser will delegate day-to–day investment decisions of the Funds to a sub-adviser and will generally provide management and operational oversight of the sub-adviser. The Trustees then reviewed the description provided by the Adviser of its practices for monitoring compliance with the Funds’ investment limitations and concluded that such practices were adequate. The Trustees then concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed

33

The Quantified Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2014

Investment Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Fund and Portfolio were satisfactory and reliable.

Performance. The Trustees considered that the Adviser generally delegates its day-to-day investment decisions to a sub-adviser. The Trustees considered other mutual funds advised by the Adviser and sub-advised by a third party. The Trustees noted that, although the Adviser does not directly manage the investment decisions of the funds that it advises, the funds advised by the Adviser have generally delivered positive performance, and the Adviser appears to be adequately monitoring the sub-adviser’s adherence to its stated investment objective such that would provide a reasonable basis for considering that the Adviser is carrying out its function appropriately. The Trustees concluded that the represented performance of other funds advised by the Adviser and the Adviser’s contribution to the operations of those funds was satisfactory.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by the Adviser, the Trustees discussed the comparison of management fees and total operating expense data provided to them and reviewed each Fund’s advisory and overall expenses compared to a peer group comprised of mutual funds broadly selected according to their industry categorization. The Trustees noted that the Adviser proposed to charge an advisory fee of 0.75% of each Fund’s average net assets.

With respect to the Quantified Managed Bond Fund, the Trustees considered that while the average management fee for the Fund’s peer group was lower than the Fund’s proposed management fee, the Fund’s management fee was lower than the highest fee in the Fund’s category. The Trustees also noted that the estimated expense ratio of the Fund was higher than the average for the Fund’s category, but lower than the highest within the category.

With respect to the Quantified All-Cap Equity Fund, the Trustees considered that the proposed management fee and total expense ratio were both lower than the average for the category as well as substantially lower than either the maximum fee or total expense ratio in the peer group.

With respect to the Quantified Market Leaders Fund, the Trustees considered that the Fund’s peer group is reflective of a greater asset size, and that the Fund’s management fee was marginally higher than the average of the Fund’s peer group, and also substantially lower than the highest management fee in the peer group. The Trustees considered that the total estimated expense ratio was also higher than the group average, but lower than the maximum.

With respect to the Quantified Alternative Investment Fund, the Trustees considered that the Fund’s management fee was lower than both the average and maximum fee of the Fund’s peer group. The Trustees noted that the Fund’s total expense ratio was marginally higher than the category average, but also lower than the maximum.

The Trustees considered the proposed allocation of the advisory fee payable to each Fund and the portion retained by the Adviser. The Trustees further noted that the Adviser will only retain between 0.20% and 0.25% of the gross advisory fee for its services to each Fund, with the portion of the management fee retained by the Adviser decreasing as the assets of each Fund, respectively, increase. The Board concluded that based on the Adviser’s experience, expertise, and services to be provided to the Funds, the fees to be charged by the Adviser were reasonable and in the best interests of the Funds and their respective future shareholders.

Profitability. The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Fund. The Board reviewed profitability analyses prepared for each Fund based on the estimated assets under management, as well as ancillary or indirect benefits the Adviser may receive from the Funds due to transaction or other fees that affiliates of the Adviser may earn based

34

The Quantified Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2014

upon the Adviser’s relationship with the Funds. The Trustees concluded that based on the services provided, the fees were reasonable and that anticipated profits from the Adviser’s relationship with the Funds were not excessive.

Economies of Scale. As to the extent that each Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees concluded that it is expected that the each Fund will commence operations with committed assets, but that the Adviser is not yet able to determine whether its relationship with the Funds is of a scale that would permit for further sharing of economies of scale with fund shareholders. The Trustees considered that the Adviser will consider sharing economies of scale with Fund shareholders as each Fund’s assets increase.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement is in the best interests of the Funds and their respective shareholders. In considering the Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.

Approval of Sub-Advisory Agreement

At the Meeting, the Board, including a majority of the Independent Trustees also considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Flexible Plan Investments, Inc. (the “Sub-Adviser”).

In connection with the Board’s consideration of the Sub-Advisory Agreement, the Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel; (b) the Adviser’s operations and financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s proposed overall fees and operating expenses compared with similar mutual funds; (f) the anticipated level of profitability from the Adviser’s fund-related operations; (g) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions; and (h) information regarding the historical performance record of other pooled investment vehicles managed by the Sub-Adviser.

In its consideration of the approval of the Sub-Advisory Agreement, the Independent Trustees did not identify any single factor as controlling. Matters considered by the Independent Trustees in connection with its approval of the Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by the Sub-Adviser related to the proposed Sub-advisory Agreement with the Adviser on behalf of the Funds, including the Sub-Adviser’s Form ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel that would perform services for the Fund, the proposed Sub-advisory Agreement, an overview of the individuals that primarily monitor and execute the investment process, and a certification from Sub-Adviser certifying that it has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that it has adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics.

In reaching their conclusions, the Trustees considered that the Sub-Adviser’s portfolio management team, research staff and compliance program were adequate to support the Sub-Adviser’s

35

The Quantified Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2014

advisory services. The Trustees further noted that the Sub-Adviser has a lengthy track record and currently manages approximately $1.5 billion in assets. The Trustees concluded that Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Sub-advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Sub-Adviser to the Funds were satisfactory and reliable.

Performance. The Trustees considered a description of the principal investment strategy of each of the Quantified Funds, noting that each Fund’s investment strategy was relatively sophisticated and reflective of a particular level of management skill. The Trustees noted the Sub-Adviser’s experience in quantitative analysis and concluded that the Sub-Adviser has sufficient expertise to deliver anticipated returns for the Funds and Portfolio in a manner consistent with the investment objective of each of the Funds, and that such return would be an acceptable level of investment return to shareholders.

Fees and Expenses. The Trustees then discussed the proposed fees to be paid to Sub-Adviser. The Trustees considered that the Sub-Adviser would be paid an allocation of the Advisory fee of 0.50% on assets up to $300 million, 0.525% on the next $100 million in assets and 0.55% on assets in excess of $400 million of each Fund. The Trustees referred to a report generated by a third-party research firm (the “Research Report”) that analyzed fee arrangements of funds that delegate portfolio management to a sub-adviser. The Trustees considered that the amount and portion of the sub-advisory fee retained by the Sub-Adviser varied with the type of fund advised. As compared to equity funds, the Funds sub-advisory fee was higher than the median sub-advisory fee and represented a larger portion of the overall management fee, but the management fee itself was higher than that of the Funds’ management fee. As compared to fixed income funds, the Funds’ Sub-Advisory fee was higher than the median of the funds in the Research Report and represented a larger portion of the management fee than the median. The Trustees also considered that the Research Report did not account for sub-advisory fees charged for the management of investments in alternative asset classes. The Trustees concluded that given the experience of the Sub-Adviser in managing investments in such asset classes and the degree of sophistication required to manage the Funds’ portfolios, respectively, that the sub-advisory fees were acceptable in light of the quality of the services the Funds expected to receive from the Sub-Adviser.

Profitability. The Trustees considered the anticipated profits to be realized by the Sub-Adviser in connection with the operation of the Funds, based on the materials provided to them prior to the Meeting, and whether the amount of profit is a fair profit for providing sub-advisory services to the Fund. The Trustees concluded that because of the Fund’s expected asset levels, they were satisfied that the Sub-Adviser’s level of profitability from its relationship with the Funds would not be excessive.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Funds for the initial two years of the Sub-advisory Agreement and whether there is potential for realization of any further economies of scale. The Trustees noted that the Adviser has agreed to compensate the Sub-Adviser on an increasing fee scale as an incentive for the Sub-Adviser to provide services to the Fund and Portfolio, and that the Trustees would evaluate whether economies of scale could realized and shared with the Funds’ shareholders once the Funds have reached a stable asset level.

Conclusion. Having requested and received such information from Sub-Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Sub-advisory Agreement, and as assisted by the advice of counsel, the Trustees determined that approval of the Sub-advisory Agreement for an initial two-year term is in the best interests of each of the Quantified Funds and their future shareholders. In considering the Sub-advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of surrounding circumstances.

36

The Quantified Funds

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

Independent Trustees

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Last 5 Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, November 2012 to present	President, Charles R. Ranson Consulting, LLC (strategic planning, including capital formation and marketing, for start-up businesses and associations), 2003 – present.	8	None
Felix Rivera Born: 1963	Trustee	Indefinite, November 2012 to present	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), Jan. 2011 - present; Chief Operating Officer, Biondo Investment Advisors, LLC, Apr. 2004 - Dec. 2010.	8	None
Janet P. Ailstock Born: 1948	Trustee	Indefinite, November 2012 to present	Attorney, J. Parker Ailstock, P.A., 1998 - present.	8	None

[1]	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

[2]	The “Fund Complex” consists of the series of the Trust.
37

The Quantified Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2014

Interested Trustees and Officers

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Last 5 Years
Catherine Ayers-Rigsby Born: 1948	Trustee, Chairman, President	Indefinite; November 2012 to present	CEO, Advisors Preferred, LLC (investment advisor), Apr. 2011 – present; CEO, Ceros Financial Services, Inc. (broker/dealer), Sept. 2009 – present; Managing Director, Rydex Financial Services, (broker/dealer) Mar. 2002 – Sept 2009.	8	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; November 2012 to present	Sales Director, Ceros Financial Services, Inc. (broker/dealer), Jan. 2011 – present; VP Sales, TD Ameritrade, Inc. (broker/dealer), Feb. 2006 – Dec. 2010	8	None
Kevin E. Wolf Born: 1969	Treasurer	Indefinite; November 2012 to present	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); Vice-President, GemCom, LLC (since 2004).	n/a	n/a
Richard Malinowski Born: 1983	Secretary	Indefinite; November 2012 to present	AVP, Legal Admin Gemini Fund Services, LLC, Sept. 2012 – present; Vice President and Manager, BNY Mellon Investment Servicing, Inc., May 2006 – Sept. 2012.	n/a	n/a

[1]	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.
38

PRIVACY NOTICE

Rev. Jan. 2013

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
39

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

40

THIS PAGE INTENTIONALLY LEFT BLANK

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-747-9555 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-647-8268.

INVESTMENT ADVISOR

Advisors Preferred LLC

1445 Research Blvd., Suite 530

Rockville, MD 20850

SUB-ADVISOR

Flexible Plan Investments, Ltd.

3883 Telegraph Road, Suite 100

Bloomfield Hills, MI 48302

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Felix Rivera is the audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $50,000

(b)

Audit-Related Fees

2014 -  None

(c)

Tax Fees

2014 - $10,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $10,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

     /s/ Catherine Ayers-Rigsby

       Catherine Ayer-Rigsby, President

Date

9/3/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

             /s/Catherine Ayers-Rigsby

               Catherine Ayers-Rigsby, President

Date

9/3/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/3/14